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                             FORM 8-K

                          CURRENT REPORT


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) June 29, 1999



Commission       Registrant; State of Incorporation; IRS Employer
File Number      Address; and Telephone Number       Identification
No


1-9513                CMS ENERGY CORPORATION            38-2726431
                     (A Michigan Corporation)
                 Fairlane Plaza South, Suite 1100
                       330 Town Center Drive
                     Dearborn, Michigan 48126
                          (313) 436-9261


1-5611               CONSUMERS ENERGY COMPANY           38-0442310
                     (A Michigan Corporation)
                     212 West Michigan Avenue
                         Jackson, Michigan
                          (517) 788-1030




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ITEM 5.  OTHER EVENTS.

           The Michigan Supreme Court decided on June 29, 1999 in favor of Consumers Energy Company in a 1995 case involving the authority of the Michigan Public Service Commission (MPSC) to mandate an experimental electric retail wheeling program in Michigan. In its decision, the Court ruled that the MPSC does not have the authority to mandate electric retail wheeling, but recognized the MPSC's authority to set rates for transmitting power from a competitor to its customers if the utility chooses to offer such service. The Court's majority opinion noted "[The MPSC] can encourage a specific management decision through the exercise of its ratemaking power, but it may not directly order the utility to make the decision."

           Since Consumers Energy has chosen to accept the MPSC's 1998 and 1999 orders on electric industry restructuring, which establish a retail open access program distinct from the experimental retail wheeling program, the Company intends to implement retail competition beginning in September of this year and phase it in over the next three years. The MPSC's orders on restructuring also permit Consumers Energy full recovery of stranded cost through a transmission surcharge. These orders have been described in various CMS Energy and Consumers Energy filings with the Securities and Exchange Commission.

           In response to the Supreme Court's June 29 decision, the MPSC on June 30 issued a scheduling order relating to its prior restructuring orders and requesting comments from any interested party concerning the effect of the Supreme Court's decision on these matters. The order requires that briefs be filed by July 28 and reply briefs be filed by August 11, 1999.

           Copies of a CMS Energy Corporation press release and the Michigan Supreme Court's opinion are filed as exhibits to this current report.


ITEM 7.  EXHIBITS.

99(a)    -        CMS Energy Corporation Press Release dated June 30,
                  1999.

99(b)    -        Michigan Supreme Court Opinion dated June 29, 1999.



                            SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CMS ENERGY CORPORATION



Dated:   June 30, 1999            By: /s/ William T. McCormick, Jr.
                                      ------------------------------
                                       William T. McCormick, Jr.
                                       Chairman of the Board and
                                          Chief Executive Officer



                                  CONSUMERS ENERGY COMPANY



Dated:   June 30, 1999            By: /s/ William T. McCormick, Jr.
                                      ------------------------------
                                       William T. McCormick, Jr.
                                       Chairman of the Board




















                           EXHIBIT INDEX


Exhibit No.                 Description

99(a)   -   CMS Energy Corporation Press Release dated June 30, 1999.

99(b)   -   Michigan Supreme Court Opinion dated June 29, 1999.